Summary Prospectus June 11, 2018

PNC Multi-Factor Small Cap Core Fund

Class R6 – PSORX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com. You may also obtain this information at no additional cost by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund's Prospectus and Statement of Additional Information, both dated June 11, 2018, and as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

Annual Fund Operating Expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class R6
Management Fees		0.75%
Distribution (12b-1) Fees		None
Other Expenses		0.27%
Shareholder Servicing Fees	None
Other	0.27%
Total Annual Fund Operating Expenses		1.02%
Fee Waiver and Expense Reimbursement[2]		0.18%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		0.84%

1  Expense information has been restated to reflect current fees.

2  PNC Capital Advisors, LLC, the Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.84% for Class R6 Shares, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through June 11, 2019, at which time the Adviser will determine whether to renew, revise, or discontinue it, except that it may be terminated by the Board at any time. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage expense limitation that was in effect (i) at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund or (ii) at the time of the reimbursement by the Fund. Any recoupment of fees waived or expenses reimbursed would be subject to the terms of any expense limitation agreement in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class R6 Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one-year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$86	$307	$546	$1,232

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in stocks of small-cap companies. Stocks include, for example, common stocks, preferred stocks, and American Depositary Receipts. The Fund defines a small-cap company as one whose market capitalization at the time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Index or (ii) below the average, for the past three years, of the highest-market capitalization company within the Russell 2000® Index as of December 31. Using an analytical process together with fundamental research methods, the Adviser assesses the performance potential of companies and buys stocks of those companies that possess both value and growth characteristics.

PNC Capital Advisors, LLC (the "Adviser") assesses a company's prospects by reviewing and analyzing investment candidates individually. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable

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and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund's objectives.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes at the time of purchase in stocks of small-cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions. Investment models, such as quantitative and algorithmic models, may prove to be unsuccessful and may not perform as expected for a variety of reasons. For example, human judgment plays a role in building, utilizing, testing, and modifying the financial algorithms and formulas used in these models. In addition, the data, which is typically supplied by third parties, can be imprecise or become stale due to new events or changing circumstances. The success of models or factor-driven processes that are predictive in nature is dependent largely upon the accuracy, predictive value and reliability of the supplied data, including historical data. Certain low probability events or factors that are assigned little weight may occur or prove to be more likely or more relevant than expected, for short or extended periods of time. Market performance can be affected by non-quantitative factors (for example, investor fear or over-reaction or other emotional considerations) that are not easily integrated into quantitative analysis. Investment models also involve the risk that construction and implementation (including, for example, data problems, and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have adversely impacted the Fund. Investment models may use simplifying assumptions that can limit their effectiveness.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser's assessment of the prospects for a company's growth is wrong, or if the Adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

IPO Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund's investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Management and Operational Risk. The Fund is subject to management risk because it is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Cyber-attacks, disruptions, or failures that affect the Fund's service providers, the Fund's counterparties, market participants, issuers of securities held by the Fund, or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund's net asset value ("NAV") or processing redemptions.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by

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industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. Markets may, in response to governmental actions or intervention, political, economic, or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Small Company Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to dispose of small-capitalization company stocks, which can reduce their values or the prices at which they may be sold to the Fund.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks.

Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

Class R6 Shares of the Fund had not commenced operations as of this date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class I Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class I Shares compare with those of a broad measure of market performance. The performance of Class R6 Shares will also differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the

Fund's performance can be obtained by visiting http://pncfunds.com/performance/all/class_i/default.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	16.50%	9/30/09
Worst Quarter	-23.48%	12/31/08

The Fund's year-to-date total return for Class I Shares, through March 31, 2018 was -2.12%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2017)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	12.52%	16.29%	9.54%
Returns After Taxes on Distributions[1]	12.15%	16.13%	9.36%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	7.40%	13.18%	7.81%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	14.65%	14.12%	8.71%

1  After-tax returns are shown for Class I Shares only. After-tax returns for Class R6 Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Member of Fund's Portfolio Management Team	Title
Hitesh C. Patel, PhD	12	Managing Director
Paul Kleinaitis, CFA	12	Senior Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire, or online on each day that the New York Stock Exchange ("NYSE") is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire, or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact PNC Funds by phone at 1-800-622-FUND (3863).

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By Mail: write to PNC Funds c/o The Bank of New York Mellon, P.O. Box 9795, Providence, RI 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments:

•  There is no minimum investment amount for Class R6 Shares, except as described in the section of the statutory prospectus entitled "Purchasing, Exchanging and Redeeming Fund Shares."

Minimum Subsequent Investments:

•  For Class R6 Shares, there is no minimum subsequent investment amount;

•  For Class R6 Shares, specified plans may establish various minimum investment and account size requirements; ask your plan administrator for more information;

The initial and subsequent investment minimums may be reduced or waived in some cases.

Tax Information

A Fund's distributions generally will be taxed to you as ordinary income or capital gains if you hold shares in a taxable account. If you are invested in a Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, you generally will not be subject to tax on Fund distributions so long as your Fund shares remain in the arrangement, but you may be taxed upon your withdrawal of monies from the arrangement.

PNC Funds

P.O. Box 9795

Providence, RI 02940-9795

SUM-EQMFC-0618